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                                                                   Exhibit 10.71


                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT, dated as of August 1997, among International Post Limited, a Delaware corporation (the "Company"), Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck.

      1. Background. The Company is a party to an Agreement and Plan of Merger, dated as of June 27, 1997 (the "Merger"), with Video Services Corporation, a New Jersey corporation ("Video"), and the other parties to this Agreement relating to the merger of the Company and Video (the "Merger"). This Registration Rights Agreement shall become effective upon the effective time of the Merger (the "Effective Time"). Capitalized terms used herein shall have the meanings ascribed to them in Section 3 hereof.

      2. Registration under Securities Act, etc.

            2.1 Registration on Request.

                  (a) Request. Upon the written request of a Holder (the "Initiating Holder") requesting that the Company effect the registration under the Securities Act of all or part of such Holder's Registrable Securities and specifying the intended method or methods of disposition thereof, the Company will promptly, but in any event within twenty (20) days, give written notice of such requested registration to all other Holders and thereupon will use its best efforts to effect the registration under the Securities Act of:

                        (i) the Registrable Securities which the Company has
            been so requested to register by the Initiating Holder, for disposition in accordance with the intended method or methods of disposition stated in such request, and

                        (ii) all other Registrable Securities which the Company
            has been requested to register by the holders thereof by written request delivered to the Company within twenty (20) days after the giving of such written notice by the Company (which request shall specify the intended method or methods of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that (A) the Company shall not be required to effect any registration pursuant to this Section 2.1 prior to the date which is six (6) months after the Effective Time, (B) if the Company shall have previously effected a registration pursuant to this Section 2.1 or shall have previously effected a registration of which notice has been given to all Holders pursuant to Section 2.2 hereof, the Company shall
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not be required to effect a registration pursuant to this Section 2.1 until a period of six (6) months shall have elapsed from the effective date of the most recent such previous registration and (C) the Company shall not be required to effect any registration pursuant to this Section 2.1 on more than three (3) separate occasions.

                  (b) Registration Statement Form. Each registration requested pursuant to this Section 2.1 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as presently constituted), unless the use of a different form has been agreed to in writing by Holders holding at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested pursuant to this Section 2.1.

                  (c) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.1.

                  (d) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless it has been declared effective by the Commission, and remains in effect for the period specified in Section 2.4(a)(ii) hereof, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Holders shall be deemed to have been effected by the Company at the request of the Holders unless the Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason other than solely as a result of a misrepresentation or an omission by any Holder, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by any Holder.

                  (e) Registration Rights Exclusive. The Company will not register securities for sale for the account of any Person other than the Holders, and will not register any securities other than Registrable Securities, in any registration of Registrable Securities requested by one (1) or more Holders pursuant to this Section 2.1, unless permitted to do so by the written consent of such Holders representing at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested by such Holders and except for any registration required to be made pursuant to any registration rights granted by the Company prior to the Effective Time (including, without limitation, pursuant to that certain Registration Rights Agreement among the Company, MTE Holdings, Inc., Video, Martin Irwin, Jeffrey J. Kaplan, Adrien Macaluso, Terrence A. Elkes and Kenneth F. Gorman). After the Effective Time, the Company will not grant to any Person the right to request a registration of securities not permitted by this subdivision (e) or not permitted by Section 2.5(a) hereof.



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            2.2 Incidental Registration.

                  (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act, whether or not for sale for its own account, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to all Holders of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration, and upon the written request of any such Holder delivered to the Company within thirty (30) days after the giving of any such notice by the Company (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

                        (i) if, at any time after giving such written notice of
            its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided in subdivision (b) of this Section 2.2), without prejudice, however, to the rights of the Holders to request that such registration be effected as a registration under Section
            2.1 hereof;

                        (ii) if (A) the registration so proposed by the Company
            involves an underwritten offering of the securities so being registered, for sale for the account of the Company and/or any Person to be distributed (on a firm commitment basis) by or through one (1) or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (B) the Registrable Securities so requested to be registered for sale for the account of Holders are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to
            Section 2.5(c) hereof or, if requested to do so, has been unable so to include such Registrable Securities after using its best efforts to do so as provided in Section 2.5(c) hereof) and (C) the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of such Registrable Securities concurrently with the securities being distributed by such underwriters for the account of the Company and/or a Person will materially and adversely affect the distribution of such securities by such underwriters (such opinion to state the reasons therefor), then


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            the Company will promptly furnish each such Holder with a copy of such opinion and may require, by written notice to each such Holder accompanying such opinion, that the distribution of all or a specified portion of such Registrable Securities be deferred (in case of a deferral as to a portion of such Registrable Securities, such portion to be allocated among such Holders in proportion to the respective numbers of shares of Registrable Securities so requested to be registered by such Holders) until the completion of the distribution of such securities by such underwriters, but in no event for a period of more than ninety (90) days after the effective date of such registration;

                        (iii) in the event of a deferral as described in (ii)
            above, any Holder may assign its right to register the designated portion of its Registrable Securities to be incidentally included in any such registration to any other Holder; and

                        (iv) the Company shall not be obligated to effect any
            registration of Registrable Securities under this Section 2.2 incidental to the registration by the Company of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

No registration of Registrable Securities effected under this Section 2.2 shall relieve the Company of its obligation to effect registrations of Registrable Securities upon the request of the Holders pursuant to Section 2.1 hereof.

                  (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

            2.3 Shelf Registration.

                  (a) As soon as practicable after the Effective Time, the Company shall, upon the written request of any Holder, file (if eligible to do so), and use all reasonable efforts to cause to be declared effective, a "shelf" registration statement on Form S-3 pursuant to Rule 415 (or similar rule that may be adopted by the Commission) under the Securities Act for all of the Registrable Securities (the "Shelf Registration") held by that Holder. The Company agrees to use its best efforts to keep the Shelf Registration continuously effective until all of the Registrable Securities covered by the Shelf Registration are sold thereunder; provided, however, that the Company may terminate the Shelf Registration at any time for any reason, provided that the Company shall file (if eligible to do so), and use all reasonable efforts to cause to be declared effective a new Shelf Registration with respect to any remaining Registrable Securities which have not theretofore been sold under a prior Shelf Registration no later than four (4) months after any such termination. The Company further agrees to supplement or make amendments to the Shelf


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Registration(s), if required by the rules, regulations or instructions applicable to registration statements on Form S-3 or by the Securities Act.

                  (b) Expenses. The Company will pay all Registration Expenses in connection with the Shelf Registration(s) effected pursuant to this Section 2.3.

                  (c) Registration Rights Not Exclusive. The Company may register securities in the Shelf Registration(s) for sale for the account of Persons other than Holders.

            2.4 Registration Procedures. If, and whenever, the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1, 2.2, and 2.3 hereof, the Company will as expeditiously as possible:

                  (a) (i) prepare and (in any event within sixty (60) days after the end of the period within which requests for registration may be delivered to the Company) file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

                        (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities and securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of six (6) months after such registration statement becomes effective; and

in each case will furnish to each such seller and each Requesting Holder at least five (5) business days prior to the filing thereof a copy of such registration statement and any amendment or supplement to such registration statement or prospectus and shall not file such registration statement or such amendment or supplement to which the holders of a majority of the Shares held by all such sellers or any Requesting Holder shall have reasonably objected on the grounds that such registration statement or such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                  (b) furnish to each seller of such Registrable Securities and each Requesting Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such


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      registration statement or prospectus, and such other documents as such seller or Requesting Holder may reasonably request;

                  (c) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (c) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (d) furnish to each seller of Registrable Securities and each Requesting Holder a signed counterpart, addressed to such seller and such holder, of (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as such seller or such holder may reasonably request;

                  (e) immediately notify each seller of Registrable Securities covered by such registration statement and each Requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, or the entry of any stop order in respect thereof, and, at the request of any such seller or holder, prepare and furnish to such seller and holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required


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      to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, or, in the case of any stop order, take such action as is necessary to have such stop order withdrawn;

                  (f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (g) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                  (h) use its best efforts to list all Common Stock covered by such registration statement on each securities exchange on which any of the Common Stock is then listed or, if the Common Stock is not then listed on any national securities exchange, use its best efforts to have such Common Stock covered by such registration statement included on The Nasdaq Stock Market or, at the option of the Company, listed on a national securities exchange.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

            2.5  Underwritten Offerings.

                  (a) Underwritten Offerings Exclusive. Whenever a registration requested by one (1) or more Holders pursuant to Section 2.1 hereof is for an underwritten offering, only shares of Registrable Securities which are to be distributed by the underwriters designated by such Holders may be included in such registration, unless such Holders shall have permitted other securities to be included in such registration and such underwritten offering as provided in
Section 2.1(e) hereof. If such Holders shall determine that the number of shares of Registrable Securities and any such other securities to be sold in any such underwritten offering should be limited due to market conditions or otherwise, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering (i) first, Registrable Securities requested to be included in such registration, pro rata among the Holders on the basis of the number of shares of such securities requested to be included by such Holders, and (ii) second, other securities of the Company proposed to be


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included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such securities.

                  (b) Underwriting Agreement. If requested by the underwriters for any underwritten offering of Registrable Securities on behalf of a Holder or Holders pursuant to a registration requested under Section 2.1 hereof, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in
Section 2.8 hereof. The Holders on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders. Such Holders shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method or methods of disposition and any other representation required by law.

                  (c) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 hereof and such securities are to be distributed by or through one or more underwriters, the Company will use its best efforts, if requested by any Holder who requests registration of Registrable Securities in connection therewith pursuant to Section 2.2 hereof, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by or through such underwriters, provided that, for purposes of this sentence, best efforts shall not require the Company or any other seller of the securities proposed to be distributed by or through such underwriters to reduce the amount or sale price of such securities proposed to be so distributed. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders, and the Company will cooperate with such Holders to the end that the conditions precedent to the obligations of such Holders under such underwriting agreement shall not include conditions that are not customary in underwriting agreements with respect to combined primary and secondary distributions and shall be otherwise satisfactory to such Holders. Such Holders shall not be required by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters other than reasonable representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method or methods of distribution and any other representation required by law.



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                  (d) Selection of Underwriters. Whenever a registration
requested pursuant to Section 2.1 or 2.3 hereof is for an underwritten offering, the holders of a majority of the Registrable Securities included in such registration shall have the right to select the managing underwriter to administer the offering subject to the approval of the Company, such approval not to be unreasonably withheld.

                  (e) Holdback Agreements.

                        (i) If any registration pursuant to Section 2.1 or 2.2
            hereof shall be in connection with an underwritten public offering, each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of Registrable Securities (other than as part of such underwritten public offering) within seven (7) days prior to the effective date of such registration statement or the earlier of ninety (90) days after the effective date of such registration statement and the date on which all securities under such registration statement are sold.

                        (ii) The Company agrees (A) not to effect any public
            sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any such securities during the seven (7) days prior to and the earlier of ninety (90) days after any underwritten registration pursuant to
            Section 2.1 or 2.2 hereof has become effective and the date on which all securities under such registration statement are sold, except as part of such underwritten registration and except pursuant to registrations on Form S-8 or any successor thereto, and (B) to use its best efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering), to agree not to effect any such public sale or distribution of such securities during such period.

            2.6 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the Holders on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, each Requesting Holder, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.



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            2.7 Rights of Requesting Holders. The Company will not file any registration statement under the Securities Act, unless it shall first have given to each Person which holds five percent (5%) or more of Common Stock at the time outstanding at least thirty (30) days' prior written notice thereof, and, if so requested by any such Person within thirty (30) days after such notice, each such Person shall have the right, at any time when, in the sole and exclusive judgment of such Person, such Person is or might be deemed to be a controlling person of the Company within the meaning of the Securities Act (a "Requesting Holder") (a) to participate in the preparation and filing of each such registration statement to the extent provided in Section 2.6 hereof, (b) to receive the documents it is entitled to receive and to make the requests it is entitled to make under Section 2.3 hereof and (c) at the Company's expense, to retain counsel to assist such Requesting Holder in such participation, provided that if, at any time, such Requesting Holder shall be entitled and shall elect to retain counsel as aforesaid, the Company shall only be required to pay expenses in respect of one (1) counsel, such counsel to be selected by the Requesting Holder or Holders (other than the Company or any of its subsidiaries or affiliates) holding a majority or more of the Shares held at such time by all Requesting Holders. If any such registration statement refers to any Requesting Holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right (in addition to any other rights it may have under this Section 2.7) to require (x) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's debt or equity securities covered thereby and that such holder does not imply that such holder will assist in meeting any future financial requirements of the Company, or (y) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

            2.8 Indemnification.

                  (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to Section 2.1, 2.2 or 2.3 hereof, the seller of any Registrable Securities covered by such registration statement, its directors, officers, employees and agents, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and (ii) in the case of any registration statement of the Company, any Requesting Holder, its directors, officers, employees and agents, and each other Person, if any, who controls such Requesting Holder within the meaning of the Securities Act (each such Person referred to in (i) or (ii), an "Indemnified Party"), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the


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Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) any violation by the Company of the Securities Act, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Indemnified Party specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any Registrable Securities by such Indemnified Party.

                  (b) Contribution by the Company. If for any reason the foregoing indemnity is unavailable, then the Company shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages, liabilities or expenses referred to in subdivision (a) above:

                        (i) in such proportion as is appropriate to reflect the
            relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of such securities, or;

                        (ii) if the allocation provided by clause (i) above is
            not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (c) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.4 hereof, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.8) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each


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
other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereof, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. The Company may further require the prospective seller to agree to contribute to the amount paid or payable by an indemnified party in the event the foregoing indemnity is unavailable, in the same manner and to the same extent as set forth in subdivision (b) of this
Section 2.8.

                  (d) Notice of Claims, etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.8, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party, give written notice to the latter of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding subdivisions of this Section 2.8 except to the extent it may have been prejudiced by such failure. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (e) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

                  (f) Indemnification Payments. The indemnification required by this Section 2.8 shall be made by periodic payments of the amount thereof during the course of the


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
investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

            2.9 Adjustments Affecting Registrable Securities. The Company will not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 2 or the marketability of such Registrable Securities under any such registration.

            2.10 Restrictions. Notwithstanding anything contained herein to the contrary, in no event shall the Company be obligated to effect any registration of any Registrable Securities (a "New Registration") under this Agreement if such Registrable Securities are then covered by an effective registration statement (an "Existing Registration") unless the holder thereof agrees to relinquish the Existing Registration upon the effectiveness of the New Registration.

      3. Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

            Commission: The U.S. Securities and Exchange Commission and any successor federal agency having similar powers.

            Common Stock: Common Stock, par value $.01 per share, of the Company.

            Company: As defined in the introductory paragraph of this Agreement.

            Effective Time: As defined in Section 1.

            Equitable Securities: Any Common Stock held by The Equitable Life Assurance Society of the United States and/or the Equitable Deal Flow Fund, L.P. and their successors and assigns which are entitled to "piggyback" registration rights pursuant to an agreement with the Company.

            Exchange Act: At any time, the Securities Exchange Act of 1934, as then in effect or any similar federal statute then in effect, and any reference to a particular Section of such Act shall include a reference to the comparable section, if any, of any such similar federal statute.

            Holders: A holder of Registrable Securities.

            Indemnified Party: As defined in Section 2.8(a).

            Initiating Holder: As defined in Section 2.1(a).

            Merger: As defined in Section 1.


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
            Person: An individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

            Registrable Securities: The Common Stock issued to Video's stockholders in the Merger or any Shares issued or issuable with respect thereto by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then enforced, or (iv) they shall have ceased to be outstanding.

            Registration Expenses: All expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of counsel (other than house counsel) retained by the holders of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions.

            Requesting Holder: As defined in Section 2.7.

            Securities Act: The Securities Act of 1933, or any similar federal statute, as at the time in effect, and any reference to a particular section of such Act shall include a reference to the comparable section, if any, of any such similar federal statute.

            Shares: Shares of Common Stock.

            Video: As defined in Section 1.

      4. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information), and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

      5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder or Holders of at least a majority or more of the Registrable Securities; provided, that no rights of any party or third-party beneficiary to this Agreement shall be negatively impacted without such party's written consent. Each Holder at the time shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

      6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

      7. Notices. Notices and other communications under this Agreement shall be in writing and shall be effective if hand delivered or sent by (a) certified or registered United States mail, postage pre-paid, (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of delivery, or (c) telecopier (with answer back acknowledged), addressed to the addresses set forth on the signature page hereto or to such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided in this Section 7.

      8. Buyback Agreements. The Company agrees that it will not buy or enter into any agreement to buy Shares from any holder thereof, so long as there remain any Registrable Securities that are either not registered as provided in
Section 2.1 or Section 2.2 hereof or are subject to restrictions on resale under the Securities Act, unless participation in any such sale or agreement is offered to all Holders, provided that the number of Shares to be purchased from each such Holder shall be in proportion to the respective number of Shares held by each such Holder.

      9. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders of Registrable Securities. This Agreement embodies the entire agreement and understanding between the Company and the other parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of New York. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.




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
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              INTERNATIONAL POST LIMITED


                              By    /s/ Martin Irwin
                                    Name: Martin Irwin
                                    Title: President

                              Address:    545 Fifth Avenue
                                          New York, New York 10017
                                          Attention: Martin Irwin
                                          Telephone Number: (212) 687-4000


                              /s/ Louis Siracusano
                              LOUIS H. SIRACUSANO

                              Address:    13 Lexington Lane
                                          Montvale, New Jersey 07645


                              /s/ Arnold P. Ferolito
                              ARNOLD P. FEROLITO

                              Address:    240 Pegasus Avenue
                                          Northvale, New Jersey


                              /s/ Donald H. Buck
                              DONALD H. BUCK

                              Address:    2 Dearborn Court
                                          Florham Park, New Jersey 07932



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